Exhibit 10.65

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL. OMISSIONS ARE MARKED [***]

AMENDMENT NO. 8 TO AMENDED AND RESTATED DEVELOPMENT AND COMMERCIALIZATION AGREEMENT
    This Amendment No. 8 to the Amended and Restated Development and Commercialization Agreement (“Amendment”) is dated as of December 15, 2025 (“Effective Date”), by and between Insulet Corporation (“Insulet”) and Abbott Diabetes Care Inc. (“ADC”). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.
    WHEREAS, Insulet and ADC are parties to that certain Amended and Restated Development and Commercialization Agreement dated as of September 13, 2021, as amended by Amendment No. 1 through Amendment No. 7 (the “Agreement”); and
    WHEREAS, Insulet and ADC wish to amend the Agreement to, among other things, include additional terms regarding [***].
    NOW, THEREFORE, in consideration of these premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows.
1.Amendments to Agreement. The Parties hereby agree to amend the Agreement as follows:
(a)[***]. All references in the Agreement to “[***]” are hereby replaced with “[***]”.
(b)The following definitions are hereby added to Article I of the Agreement:
(i)    “Eighth Amendment” means the eighth amendment to this Agreement entered into as of the Eighth Amendment Effective Date.
(ii)     “Eighth Amendment Effective Date” means December 15, 2025.
(c)Confidential Information. The definition set forth in Section 1.25 (Confidential Information) is hereby amended to [***].
(d)[***]:
1.Insulet will [***] and will [***]. Insulet will [***] when applicable; and
2.Insulet will ensure that all [***] are (i) made aware that [***], and (ii) reminded of their [***] and the [***] that can occur if [***].
3.Insulet will designate a single point of contact to manage [***] branding materials and [***].
2.Miscellaneous.

(a)No Other Amendments. Except as modified herein, all other terms of the Agreement shall remain in full force and effect.
(b)Conflicts. In the event of a conflict between the terms of the Agreement and this Amendment, the terms of this Amendment shall govern.
(c)Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.
[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized representatives of Insulet and ADC on the date first set forth above.

Abbott Diabetes Care Inc.	Insulet Corporation

By: /s/ Ruchi Varshneya	By: /s/ Adam Cate

Name: Ruchi Varshneya	Name: Adam Cate

Title: DVP Global Strategic Marketing	Title: GVP, Omnipod 5 Franchise Head

Date: December 16, 2025	Date: December 16, 2025

Signature Page to Amendment 8